UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Concord Acquisition Corp III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONCORD ACQUISITION CORP III

477 Madison Avenue, 22nd Floor

New York, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 4, 2023

To the Stockholders of Concord Acquisition Corp III:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Concord Acquisition Corp III (“Concord III,” “Company,” “we,” “us” or “our”) to be held on May 4, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) Concord III’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Concord III has to consummate a business combination (the “Extension”) from May 8, 2023 (the “Termination Date”) to February 8, 2024, or such earlier date as may be determined by the board of directors (the “Board”) of Concord III (such later date, the “Extended Date”); and

•	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Charter Amendment is to allow Concord III more time to complete an initial business combination. Concord III’s initial public offering (“IPO”) prospectus and charter provide that Concord III has until the Termination Date to complete a business combination.  Our charter provides that we have the right to extend the period of time to consummate a business combination up to two times by an additional three months each time (for a total of up to 24 months from the closing of the IPO to complete a business combination), subject to Concord Sponsor Group III (the “sponsor”) depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “trust account”), an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment is approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional nine months, from May 8, 2023 to February 8, 2024, or such earlier date as may be determined by the Board, without the requirement to deposit additional funds into the trust account. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before the Termination Date to complete a business combination and desires to have the flexibility to extend the Company’s time to complete a business combination on terms other than those set forth in its charter. The purpose of the Extension is to provide the Company more time to complete a business combination, which the Board believes is in the best interests of our stockholders. In the event that Concord III enters into a definitive agreement for a business combination prior to the special meeting, Concord III will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public stockholders”) of shares of Concord III’s Class A common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Concord III believes that such redemption right protects Concord III’s public stockholders from having to sustain their investments for an unreasonably long period if Concord III fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A common stock, par value $0.0001 per share, of the Company on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions. The Company further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the trust account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company will maintain the investment of funds held in the trust account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described herein, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company plans to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Concord III estimates that the per-share pro rata portion of the trust account will be approximately $[•] at the time of the special meeting, based on $[•] held in the trust account as of [•], 2023 [(which amount does not yet take into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable)]. The closing price of Concord III’s Class A common stock on [•], 2023 was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market. Concord III cannot assure stockholders that they will be able to sell their shares of Concord III Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate a business combination by the Termination Date, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not file such amendment to our charter, unless there is an Extension Election, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting.

The Board has fixed the close of business on April 3, 2023 as the date for determining Concord III stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Concord III common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your shares into a pro rata portion of the trust account in the event a business combination is approved and completed (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) or Concord III has not consummated a business combination by the applicable termination date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment is fair to and in the best interests of Concord III and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Under Delaware law and Concord III’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: [•], 2023

By Order of the Board of Directors,

Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment. If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CND.info@investor.morrowsodali.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 4, 2023: This notice of meeting and the accompanying proxy statement are available at [•].

Concord ACQUISITION CORP III

477 Madison Avenue, 22nd Floor

New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 4, 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Concord Acquisition Corp III (“Concord III,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on May 4, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102 to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) Concord III’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Concord III has to consummate a business combination (the “Extension”) from May 8, 2023 (the “Termination Date”) to February 8, 2024, or such earlier date as may be determined by the board of directors (the “Board”) of Concord III (such later date, the “Extended Date”); and

•	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The purpose of the Charter Amendment is to allow Concord III more time to complete an initial business combination. Concord III’s initial public offering (“IPO”) prospectus and charter provide that Concord III has until the Termination Date to complete a business combination.  Our charter provides that we have the right to extend the period of time to consummate a business combination up to two times by an additional three months each time (for a total of up to 24 months from the closing of the IPO to complete a business combination), subject to Concord Sponsor Group III (the “sponsor”) depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “trust account”), an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment is approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional nine months, from May 8, 2023 to February 8, 2024, or such earlier date as may be determined by the Board, without the requirement to deposit additional funds into the trust account. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before the Termination Date to complete a business combination and desires to have the flexibility to extend the Company’s time to complete a business combination on terms other than those set forth in its charter. The purpose of the Extension is to provide the Company more time to complete a business combination, which the Board believes is in the best interests of our stockholders. In the event that Concord III enters into a definitive agreement for a business combination prior to the special meeting, Concord III will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public stockholders”) of shares of Concord III’s Class A common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Concord III believes that such redemption right protects Concord III’s public stockholders from having to sustain their investments for an unreasonably long period if Concord III fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A common stock, par value $0.0001 per share, of the Company on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions. The Company further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the trust account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company will maintain the investment of funds held in the trust account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described herein, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company plans to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Any withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[•] that was in the trust account as of [•], 2023. In such event, Concord III may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment is not approved and we do not consummate a business combination by the Termination Date or rely on an Extension Election, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not consummate a business combination by the Extended Date, we will  (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the issued and outstanding shares of Class A common stock issued in our IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the holders of the public shares (the “public stockholders”), as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Concord III’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Concord III’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.20 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor, has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of Concord III and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.20 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our Public Shares in the event we do not complete our initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for Concord III to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Concord III to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is April 3, 2023. Record holders of Concord III common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 43,125,000 outstanding shares of Concord III’s common stock, including 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock. Concord III’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2023 and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on May 4, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Concord III is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In November 2021, Concord III consummated its IPO from which it derived gross proceeds of $345 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, the Termination Date. The Board believes that it is in the best interests of the stockholders to continue Concord III’s existence until the Extended Date in order to allow Concord III more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Q. What is being voted on?

A. You are being asked to vote on:

•     a proposal to amend Concord III’s charter to extend the date by which Concord III has to consummate a business combination to the Extended Date; and

•     a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment proposal is essential to the implementation of the Board’s plan to extend the date that Concord III has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Concord III to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Concord III’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Concord III cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $[•] that was in the trust account as of [•], 2023. In such event, Concord III may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved or we rely on an Extension Election and we have not consummated a business combination by the Termination Date, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord III’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Concord III will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Will I have an opportunity to vote for directors at the meeting?	A. Under our charter, holders of our Class B common stock have the exclusive right to elect, remove and replace any director. Our initial stockholders are consequently the only stockholders entitled to elect directors. Our initial stockholders advised that they intend to elect directors to our board of directors pursuant to an action by written consent on or about the date of the special meeting.

Q. Why is the Company proposing the Charter Amendment proposal?

A. Concord III’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before the Termination Date. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Concord III’s charter. As we explain below, we do not believe Concord III will be able to complete an initial business combination by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

While we are currently in discussion with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before the Termination Date to hold a special meeting to vote for stockholder approval of an initial business combination and consummate the business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension.

Because Concord III will not be able to consummate a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which Concord III has to complete a business combination.

We believe that given our expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment to extend Concord III’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?	A. The Board believes stockholders should have an opportunity to evaluate an initial business combination. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Concord III has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of an initial business combination; without the Extension, the Board does not believe that an initial business combination will be able to be consummated.

The affirmative vote of the holders of at least 65% of all the outstanding shares of common stock is required to effect an amendment to Concord III’s charter, including any amendment that would extend its corporate existence beyond the termination date. Additionally, Concord III’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Concord III’s corporate existence is extended. We believe that this charter provision was included to protect Concord III stockholders from having to sustain their investments for an unreasonably long period if Concord III failed to find a suitable business combination in the timeframe contemplated by the charter. Given Concord III’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as Concord III is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Concord III’s charter and IPO prospectus.

Q. How do the Concord III insiders intend to vote their shares?

A. All of Concord III’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and, if presented, the Adjournment proposal.

Concord III’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by Concord III’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Concord III’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 8,047,727 founder shares, representing approximately 18.7% of Concord III’s issued and outstanding common stock. Concord III’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q. What vote is required to approve each of the proposals?	A. Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of Concord III’s outstanding common stock on the record date. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Q. What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Concord III does not currently anticipate seeking any further extension to consummate a business combination. Concord III has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting which is scheduled for May 4, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Concord III does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by the Termination Date, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord III’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. If the Charter Amendment proposal is approved, what happens next?

A. Concord III will continue its efforts to obtain approval for an initial business combination at a special meeting of its stockholders and consummate the closing of an initial business combination prior to the Extended Date.

Concord III is seeking approval of the Charter Amendment because Concord III will not be able to obtain approval for an initial business combination at a special meeting of its stockholders and consummate the closing of an initial business combination prior to the Termination Date.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment proposal, Concord III will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Concord III will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Concord III’s common stock held by Concord III’s directors and officers through the founder shares. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

If the Charter Amendment proposal is approved, but Concord III does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Concord III’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares at this special meeting, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Concord III’s charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Concord III’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.
Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of Concord III’s common stock. The Adjournment Proposal must be approved by the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Holders of our Class A common stock and Class B common stock as of the close of business on April 3, 2023, the record date for the meeting, may vote at the special meeting. As of the record date, there were 34,500,000 shares of our Class A common stock outstanding and 8,625,000 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly brought before the special meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Concord III’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Concord III and its stockholders. The Board recommends that Concord III’s stockholders vote “FOR” the Charter Amendment. In addition, if presented, the Board recommends that you vote “FOR” the Adjournment Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Concord III’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Concord III’s Directors and Officers.”
Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Concord III proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Concord III stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
Q. What happens to the Concord III warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by the Termination Date, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Q. What happens to the Concord III warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved, Concord III will continue to attempt to complete an initial business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. Concord III urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Concord III stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?

A. If you are a holder of record of Concord III common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Concord III common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Concord III common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Concord III shares.
Q. Who is paying for this proxy solicitation?	A. Concord III will pay for the entire cost of soliciting proxies. Concord III has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Morrow Sodali LLC will receive a fee of $32,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Concord III. In addition, officers and directors of Concord III may solicit proxies by mail, telephone and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?

A. If you have questions, you may write or call Concord III’s proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: CND.info@investor.morrowsodali.com

You may also obtain additional information about Concord III from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to Concord III as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Concord III’s views as of any subsequent date and Concord III undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of Concord III to effect the Charter Amendment or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of Concord III to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth herein and in our other filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 annual report”). The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our 2022 annual report, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved and the Extension is implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer the public stockholders the opportunity to redeem their public shares in connection with the approval of the Charter Amendment and the implementation of the Extension, and we will be required to offer the public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if such proposal is approved and the Extension is implemented, or if an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the public stockholders to exercise redemption rights with respect to a large number of public shares if the Charter Amendment is approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata  portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable, and less up to $100,000 of interest to pay dissolution expenses), in connection with the approval of the Charter Amendment and the implementation of the Extension. The ability of the public stockholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Charter Amendment is approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elected to redeem their public shares in connection with the approval of the Charter Amendment and the implementation of the Extension.

Since our initial stockholders, officers and directors will lose their entire investment in us if our initial business combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Charter Amendment Proposal.

In March 2021, our sponsor purchased an aggregate of 7,187,500 founder shares for an aggregate purchase price of $25,000. On March 25, 2021, our sponsor sold 1,437,500 founder shares to CA2 Co-Investment and 25,000 to each of our independent directors, in each case at the original price per share. On May 6, 2021, CA2 Co-Investment sold 956,439 shares back to our sponsor at the original purchase price, resulting in our sponsor holding 6,631,439 founder shares and CA2 Co-Investment holding 481,061 founder shares. In November 2021, we effected a stock dividend of 1,437,500 shares with respect to our Class B common stock, resulting in our initial stockholders holding an aggregate of 8,625,000 founder shares. Our sponsor currently holds 7,957,727 founder shares, CA2 Co-Investment currently holds 577,273 founder shares and each of our three independent directors currently holds 30,000 founder shares. In addition, we consummated the private placement of an aggregate of 9,400,000 warrants (the “Private Placement Warrants”) to our sponsor and CA2 Co-Investment at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $9,400,000 (the “Private Placement”). In the Private Placement, our sponsor purchased 8,260,606 Private Placement Warrants and CA2 Co-Investment purchased 1,139,394 Private Placement Warrants. We also executed promissory notes for sponsor loans (the “Sponsor Loan Notes”) in favor of our sponsor and CA2 Co-Investment, generating gross proceeds to the Company of $6,900,000. The Sponsor Loan Notes may be repaid or converted into warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.00 per warrant, at the holders’ discretion. The Sponsor Loan Warrants will be identical to the Private Placement Warrants.

The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Termination Date, unless there is an Extension Election, or, if the Charter Amendment is approved and the Extension is implemented, the Extended Date. The founder shares and the Private Placement Warrants will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the private warrants underlying the private placement units, which will expire worthless if we do not complete an initial business combination.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Charter Amendment. See the section of this proxy statement entitled “The Charter Amendment Proposal — Interests of Concord III’s Directors and Officers.”

If following the approval of the Charter Amendment and the implementation of the Extension we are no longer in compliance with the continued listing requirements of the New York Stock Exchange (“NYSE”), NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on NYSE, a national securities exchange. We cannot assure you that our securities will continue to be listed on NYSE in the future prior to an initial business combination, including following any stockholder redemptions in connection with certain amendments to our charter, such as the Charter Amendment. If the public stockholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Charter Amendment and the implementation of the Extension, our securities may no longer meet NYSE’s continued listing requirements and NYSE may delist our securities from trading on its exchange.

We expect that if our Class A common stock fails to meet NYSE’s continued listing requirements, our units and warrants will also fail to meet NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of NYSE’s continued listing requirements following any stockholder redemptions of public shares in connection with the approval of the Charter Amendment and implementation of the Extension. If NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity with respect to our securities;

•	a determination that our shares of Class A common stock are “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of Class A common stock;

•	a limited amount of news and analyst coverage for our company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and warrants are currently listed on NYSE, our units, Class A common stock and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, and it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we may receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (or in an interest-bearing demand deposit account if we implement the Extension) at a national bank until the earlier of consummation of an initial business combination or liquidation of our company. Following such liquidation of the securities held in the trust account, we may receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our company. In the event that the Extension is implemented as described herein, then following the 24-month anniversary of the effective date of the registration statement relating to our IPO, we plan to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

On December 27, 2022, the Treasury released Notice 2023-2, which provides taxpayers with interim guidance on the excise tax that may be relied upon until the Internal Revenue Service issues proposed Treasury regulations on such matter. Notice 2023-2 includes as one of its exceptions to the excise tax a distribution in complete liquidation of a “covered corporation”, such as ours, to which Sec. 331 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies (so long as Sec. 332(a) of the Code also does not also apply). Although it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with our initial business combination or in the event we do not consummate our initial business combination by the Termination Date (or, if the Charter Amendment is approved and the Extension is implemented, the Extended Date), we would not expect the excise tax to apply to redemptions of our public shares that occur during a taxable year in which we completely liquidate under Sec. 331 of the Code.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable, and less up to $100,000 of interest to pay dissolution expenses), in connection with the approval of the Charter Amendment and the implementation of the Extension. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with our initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. However, if the Charter Amendment is approved and the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in our ability to complete our initial business combination.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act, provided certain criteria are satisfied. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate our company at an earlier time than we might otherwise choose. Were we to liquidate our company, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Both our company and our sponsor are U.S. entities, and the managers of our sponsor are U.S. citizens. Each of our officers and directors is a U.S. citizen. If CFIUS has jurisdiction over our initial business combination, as a result of these existing relationships or otherwise, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

Concord III

We are a Delaware company incorporated in February 2021 for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In March 2021, our sponsor purchased an aggregate of 7,187,500 founder shares for an aggregate purchase price of $25,000. On March 25, 2021, our sponsor sold 1,437,500 founder shares to CA2 Co-Investment and 25,000 to each of our independent directors, in each case at the original price per share. On May 6, 2021, CA2 Co-Investment sold 956,439 shares back to our sponsor at the original purchase price, resulting in our sponsor holding 6,631,439 founder shares and CA2 Co-Investment holding 481,061 founder shares. In November 2021, we effected a stock dividend of 1,437,500 shares with respect to our Class B common stock, resulting in our initial stockholders holding an aggregate of 8,625,000 founder shares. Our sponsor currently holds 7,957,727 founder shares, CA2 Co-Investment currently holds 577,273 founder shares and each of our three independent directors currently holds 30,000 founder shares.

On November 8, 2021, we consummated the IPO of 34,500,000 Units, including the issuance of 4,500,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Warrant, each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000. We also executed the Sponsor Loan Notes in favor of our sponsor and CA2 Co-Investment, generating gross proceeds to the Company of $6,900,000. The Sponsor Loan Notes may be repaid or converted into the Sponsor Loan Warrants at a conversion price of $1.00 per warrant, at the holders’ discretion. The Sponsor Loan Warrants will be identical to the Private Placement Warrants. Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 9,400,000 Private Placement Warrants to our sponsor and CA2 Co-Investment at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $9,400,000. In the Private Placement, our sponsor purchased 8,260,606 Private Placement Warrants and CA2 Co-Investment purchased 1,139,394 Private Placement Warrants. A total of $351,900,000 of the net proceeds from the IPO, the Private Placement and the Sponsor Loans was deposited in the trust account.

The units began trading on November 4, 2021 on the NYSE under the symbol “CNDB.U.” Commencing on December 27, 2021, the securities comprising the units began separate trading. The units, Class A common stock and warrants are trading on the NYSE under the symbols “CNDB” “CNDB,” and “CNDB.WS,” respectively.

The mailing address of Concord III’s principal executive office is Concord Acquisition Corp III, 477 Madison Avenue, 22nd Floor, New York, New York 10022, and its telephone number is (212) 883-4330.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting of Concord III’s stockholders will be held on May 4, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia, 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Concord III’s common stock at the close of business on April 3, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Concord III’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. The Adjournment Proposal must be approved by the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 43,125,000 outstanding shares of common stock, including 34,500,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for May 4, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Concord III has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $32,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Concord III. In addition, officers and directors of Concord III may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Concord III will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Concord III may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Concord III is proposing to amend its charter to extend the date by which Concord III has to consummate a business combination from the Termination Date to the Extended Date.

The Charter Amendment is essential to the implementation of the Board’s plan to allow Concord III more time to consummate a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Termination Date, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. A copy of the proposed amendment to the charter of Concord III is attached to this proxy statement as Annex A.

Reasons for the Proposal

Concord III’s IPO prospectus and charter provide that Concord III has the right to extend the period of time to consummate a business combination up to two times by an additional three months each time (for a total of up to 24 months from the closing of the IPO to complete a business combination), subject to the sponsor depositing into the trust account, an amount of $0.10 per unit sold to the public in the IPO for each such three-month extension (resulting in a total deposit of $10.40 per unit sold to the public in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment is approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional nine months, from May 8, 2023 to February 8, 2024, or such earlier date as may be determined by the Board, without the requirement to deposit additional funds into the trust account.

The Board believes that the Company will not be able to complete an initial business combination by the Termination Date and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Approval of the Charter Amendment is a condition to the implementation of the Extension. Concord III believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend Concord III’s corporate existence. Additionally, Concord III’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Concord III’s corporate existence is extended as described above. Because Concord III continues to believe that a business combination would be in the best interests of Concord III’s stockholders, and because Concord III will not be able to consummate a business combination within the permitted time period, Concord III has determined to seek stockholder approval to extend the date by which Concord III has to complete a business combination beyond the Termination Date to the Extended Date.

We believe that the foregoing charter provisions were included to protect Concord III stockholders from having to sustain their investments for an unreasonably long period, if Concord III failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Concord III’s time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination, inasmuch as Concord III is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Concord III’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Termination Date, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord III’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Concord III’s warrants which will expire worthless in the event we wind up. Concord III will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before the Termination Date, unless there is an Extension Election, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, Concord III will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Concord III will remain a reporting company under the Exchange Act and its units, Class A common stock and warrants will remain publicly traded. Concord III will then continue to work to complete a business combination by the Extended Date. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

If the Charter Amendment proposal is approved, but Concord III does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Concord III’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. Concord III will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Concord III’s net asset value. Concord III cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $[•] that was in the trust account as of [•], 2023.

Redemption Rights

If the Charter Amendment proposal is approved, we will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 2, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of [•] , 2023, this would amount to approximately $[•] per share, based on $[•] held in the trust account as of [•], 2023 (which amount includes an increase of $[•] per public share as a result of the Extension Payment, but does not yet take into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of Concord III’s common stock on [•], 2023 was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.20 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor, has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of Concord III and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.20 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our taxes payable.

In the event that the proceeds in the trust account are reduced below the lesser of: (1) $10.20 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in certain instances. For example, the cost of such legal action may be deemed by the independent directors to be too high relative to the amount recoverable or the independent directors may determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.20 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least 65% of Concord III’s common stock outstanding on the record date. If the Charter Amendment proposal is not approved and Concord III is unable to complete a business combination on or before the Termination Date, unless there is an Extension Election, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. All of Concord III’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, directors and executive officers of Concord III and their affiliates beneficially owned and were entitled to vote 8,047,727 shares of common stock representing approximately 18.7% of Concord III’s issued and outstanding common stock.

Interests of Concord III’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Concord III’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Charter Amendment is not approved and we do not consummate a business combination by the Termination Date as contemplated by our IPO prospectus and in accordance with our charter, unless there is an Extension Election, the 8,047,727 shares of common stock held by Concord III officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 9,400,000 private warrants that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $9,400,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[•] based on the last sale price of Concord III’s Class A common stock and warrants of $[•] and $[•], respectively, on NYSE on [•], 2023;

•	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by Concord III for services rendered, contracted for or products sold to the Concord III;

•	All rights specified in Concord III’s charter relating to the right of officers and directors to be indemnified by Concord III, and of Concord III’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Concord III liquidates, Concord III will not be able to perform its obligations to its officers and directors under those provisions;

•	None of Concord III’s executive officers or directors has received any cash compensation for services rendered to Concord III. All of the current members of Concord III’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and Bob Diamond, Concord III’s chairman of the Board, is expected to continue to serve as a director following the consummation of an initial business combination and receive compensation thereafter;

•	Our sponsor has the ability to loan to Concord III up to $350,000, which was evidenced by an unsecured promissory note, which is payable without interest upon consummation of a business combination. In the event that Concord III does not complete an initial business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, Concord III will most likely be unable to repay the loan if a business combination is not completed;

•	Concord III has entered into an Administrative Services Agreement with our sponsor, pursuant to which, Concord III pays $20,000 per month for office space, administrative and support services. Upon the earlier of completion of a business combination or liquidation, Concord III will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 24 payments originally contemplated, if the Charter Amendment is implemented.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Concord III and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

The Board of Directors recommends that you vote “FOR” the Charter Amendment proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under our Amended and Restated Certificate of Incorporation) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Charter Amendment proposal.

Required Vote

If a majority of the votes cast present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

All of Concord III’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of Concord III and their affiliates beneficially owned and were entitled to vote 8,047,727 shares of common stock representing approximately 18.7% of Concord III’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that, if presented, you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of April 3, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. In the table below, percentage of outstanding common stock is based on 43,125,000 shares of common stock outstanding as of April 3, 2023, of which 34,500,000 were shares of Class A common stock and 8,625,000 were shares of Class B common stock.

	Number of Shares Beneficially Owned		Percentage of Outstanding common stock
Name and Address of Beneficial Owner(1)
Concord Sponsor Group III LLC(2)	7,957,727	(3)	18.7%
683 Capital Management, LLC(4)	2,475,000		7.2%
Highbridge Capital Management, LLC(5)	1,907,038		5.5%
Saba Capital Management, L.P.(6)	2,595,089		7.5%
Bob Diamond		(7)	—
Jeff Tuder		(7)	—
Michele Cito		(7)	—
Peter Ort	30,000	(8)	*
Thomas King	30,000	(8)	*
Larry Leibowitz	30,000	(8)	*
All directors and executive officers as a group (6 individuals)	90,000	(7)(8)	* %

*	Less than one percent.

1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Concord Acquisition Corp III, 477 Madison Avenue, 22nd Floor, New York, NY 10022.

2)	Concord Sponsor Group III LLC, our sponsor, is the record holder of the shares of Class B common stock reported herein. Our sponsor is governed by a board of managers consisting of three managers, Bob Diamond, David Schamis and Jeff Tuder. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no manager of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

3)	Consists of 7,957,727 shares of Class B common stock.

4)	Based on a Schedule 13G filed on November 17, 2021, by 683 Capital Management, LLC, a Delaware limited liability company; 683 Capital Partners, LP, a Delaware limited partnership; and Ari Zweiman, a citizen of the United States (collectively, the “683 Reporting Persons”). As of October 26, 2021, 683 Capital Partners, LP beneficially owned 2,475,000 units, which contain 2,475,000 shares of Common Stock. 683 Capital Management, LLC, as the investment manager of 683 Capital Partners, LP, may be deemed to have beneficially owned the 2,475,000 shares of Common Stock beneficially owned by 683 Capital Partners, LP. Ari Zweiman, as the Managing Member of 683 Capital Management, LLC, may be deemed to have beneficially owned the 2,475,000 shares of Common Stock beneficially owned by 683 Capital Management, LLC. The principal business address for each of the 683 Reporting Persons is 3 Columbus Circle, Suite 2205, New York, NY 10019.

5)	Based on a Schedule 13G/A filed on January 31, 2023, by Highbridge Capital Management, LLC, a Delaware limited liability company and the investment advisor to certain funds and accounts (the “Highbridge Funds”), with respect to the shares of Class A common stock of the Company directly held by the Highbridge Funds. The principal business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

6)	Based on a Schedule 13G/A filed on February 14, 2023, by Saba Capital Management, L.P., a Delaware limited partnership; Boaz R. Weinstein, a citizen of the United States; and Saba Capital Management GP, LLC, a Delaware limited liability company (collectively, the “Saba Reporting Persons”). The principal business address for each of the Saba Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

7)	Does not include certain shares indirectly owned by this individual as a result of his or her membership interest in our sponsor.

8)	Interests shown consist of shares of Class B common stock.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Concord III’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: CND.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Concord Acquisition Corp III, 477 Madison Avenue, 22nd Floor, New York, NY 10012, Attention: Jeff Tuder, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 27, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Concord ACQUISITION CORP III

[•], 2023

Concord Acquisition Corp III, a corporation organized and existing under the laws of the State of Delaware (the "Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Concord Acquisition Corp III” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 18, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate") was filed with the Secretary of State of the State of Delaware on November 3, 2021;

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Sections 9.1(b), 9.2(a), 9.2(d), 9.2(e), 9.2(f), 9.7 and 9.8 are hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by February 8, 2024, or such earlier date as may be determined by the Board (the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

9.2(d) In the event that the Corporation has not completed an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

9.2(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

9.2(f) [RESERVED].

9.7 If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

9.8 [RESERVED].

IN WITNESS WHEREOF, Concord Acquisition Corp III has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

CONCORD ACQUISITION CORP III

By:
	Name:	Jeff Tuder
	Title:	Chief Executive Officer

A-2

CONCORD ACQUISITION CORP III

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

mAY 4, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2023, in connection with the Special Meeting to be held on May 4, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and hereby appoints Jeff Tuder and Michele Cito, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Concord Acquisition Corp III (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 4, 2023: This notice of meeting and the accompanying proxy statement are available at [•].

FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment

To amend Concord III’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 8, 2023 (the “Termination Date”) to February 8, 2024, or such earlier date as may be determined by the board of directors of the Company (such later date, the “Extended Date”).

☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 2 — Adjournment of the Meeting

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposal.

☐	☐	☐

Dated: _________________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.